PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Prudential Retirement Security Annuity III

Supplement to Prospectus Dated September 23, 2011

Supplement dated January 13, 2012

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Prudential Retirement Security Annuity III. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to reflect current underlying mutual fund expenses and to revise the expense examples based upon the increase in the underlying fund fees.

PROSPECTUS CHANGES

I.	Total Annual Mutual Fund Operating Expenses

(a)	On page 6 of the Prospectus, the 3rd sentence of the first paragraph under the heading “Total Annual Mutual Fund Operating Expenses” is revised as follows:

The total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, September 30, 2011.

(b)	The line indicating the “Total Annual Mutual Fund Operating Expense” is revised to reflect 1.04%

II.	Underlying Mutual Fund Portfolio Annual Expenses

The fees reflected on page 6 of the Prospectus in the chart titled “Underlying Mutual Fund Portfolio Annual Expenses” are revised to reflect the following:

	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Prudential Asset Allocation Fund (Class Z)	0.65%	0.39%	1.04%

III.	Expense Examples

The example in the chart on page 7 of the Prospectus under the heading “Expense Example” is revised to reflect the following:

Example:

1 yr	3 yrs	5 yrs	10 yrs
$577	$1,717	$2,838	$5,566

IV.	Underlying Mutual Fund Fees

The paragraph under the heading “Underlying Mutual Fund Fees” on page 34 of the Prospectus is deleted in its entirety and replaced with the following:

When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. For 2011, without regard to expense caps, the fees and operating expenses of the Prudential Asset Allocation Fund was 1.04% annually. For additional information about fund fees, please consult the fund prospectus.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

NOT01SU036